                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 12, 2005

                       AMLI RESIDENTIAL PROPERTIES TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         Maryland                       1-12784                36-3925916
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

125 South Wacker Drive, Suite 3100, Chicago, Illinois               60606
-----------------------------------------------------            --------------
    (Address of Principal Executive Offices)                      (Zip Code)

      (Registrant's Telephone Number, including Area Code): (312) 443-1477

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 12, 2005, AMLI Residential Properties Trust ("AMLI") and AMLI Residential Properties, L.P. entered into (i) a sales agreement with Cantor Fitzgerald & Co. and (ii) a sales agreement with Stifel, Nicolaus & Company, Incorporated for the purposes of selling common shares in at-the-market offerings from time to time. AMLI may offer up to 1,000,000 common shares pursuant to each sales agreement; however, AMLI currently intends to offer no more than an aggregate of 1,000,000 common shares pursuant to both sales agreements. Each sales agreement has been filed as an exhibit to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      1.1 Sales Agreement, dated May 12, 2005 among AMLI Residential Properties Trust and AMLI Residential Properties, L.P. and Cantor Fitzgerald & Co.

      1.2 Sales Agreement, dated May 12, 2005 among AMLI Residential Properties Trust and AMLI Residential Properties, L.P. and Stifel, Nicolaus & Company, Incorporated.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            AMLI RESIDENTIAL PROPERTIES TRUST

Dated: May 12, 2005                         By: /s/ Robert J. Chapman
                                                ----------------------
                                                Name: Robert J. Chapman
                                                Title: Chief Financial Officer

                                       3